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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 1, 2000



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                           LUCENT TECHNOLOGIES INC.

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            (Exact name of registrant as specified in its charter)

          Delaware                    1-11639                   22-3408857
(State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                  Identification  No.)


600 Mountain Avenue, Murray Hill, New Jersey             07974
  (Address of principal executive offices)            (Zip Code)

                                (908) 582-8500
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)


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Item 5.           Other Events.
                  -------------

          On March 1, 2000, Lucent Technologies Inc. announced plans to spin off its PBX, SYSTIMAX(R) structured cabling and LAN-based data businesses to shareowners, forming a separate company that will focus directly and independently on the enterprise networking market. Attached and incorporated herein by reference in its entirety as Exhibit 99.1 is a copy of the press release announcing the plans for the spinoff.

Item 7.           Exhibits.
                  ---------

Exhibit No.                                 Exhibit
----------                                  -------

     99.1                  Press release issued by Lucent Technologies Inc.
                           on March 1, 2000


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LUCENT TECHNOLOGIES INC.


                                 By:  /s/ James S. Lusk
                                      --------------------------------
                                      Name:   James S. Lusk
                                      Title:  Senior Vice President
                                               and Controller

Date:  March 1, 2000

                               INDEX TO EXHIBITS


Exhibit No.                                 Exhibit
----------                                  -------

     99.1                  Press release issued by Lucent Technologies Inc. on
                           March 1, 2000